Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PEOPLE BY THESE PRESENTS, that each director of DELTEK, INC. whose signature appears below hereby appoints Kevin T. Parker, Mark L. Wabschall and David R. Schwiesow and each of them severally, acting alone and without the other, his/her true and lawful attorney-in-fact with full power of substitution or re-substitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign on such person’s behalf, individually and in each capacity stated below, any and all amendments, including post-effective amendments and any additional registration statement pursuant to General Instruction E of Form S-8, to this Registration Statement on Form S-8, and to sign any and all additional registration statements relating to the same offering of securities of this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Name and Signature	Title	Date

/S/ KEVIN T. PARKER	Chairman, President and Chief Executive	February 19, 2009
Kevin T. Parker	Officer (Principal Executive Officer)

/S/ MARK L. WABSCHALL	Executive Vice President and Chief	February 19, 2009
Mark L. Wabschall	Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/S/ MICHAEL B. AJOUZ	Michael B. Ajouz	February 19, 2009
Michael B. Ajouz	(Director)

/S/ NANCI E. CALDWELL	Nanci E. Caldwell	February 19, 2009
Nanci E. Caldwell	(Director)

/S/ KATHLEEN DELASKI	Kathleen deLaski	February 19, 2009
Kathleen deLaski	(Director)

/S/ JOSEPH M. KAMPF	Joseph M. Kampf	February 19, 2009
Joseph M. Kampf	(Director)

Steven B. Klinsky
Steven B. Klinsky	(Director)

/S/ THOMAS M. MANLEY	Thomas M. Manley	February 19, 2009
Thomas M. Manley	(Director)

Albert A. Notini
Albert A. Notini	(Director)

/S/ JANET R. PERNA	Janet R. Perna	February 19, 2009
Janet R. Perna	(Director)

/S/ ALOK SINGH	Alok Singh	February 19, 2009
Alok Singh	(Director)

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